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SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 22, 2004

The First Marblehead Corporation
(Exact name of registrant as specified in charter)

Delaware (State or other jurisdiction of incorporation)	001-31825 (Commission File Number)	04-3295311 (IRS Employer Identification No.)
The Prudential Tower 800 Boylston Street, 34th Floor Boston, Massachusetts (Address of principal executive offices)		02199-8157 (Zip Code)

Registrant's telephone number, including area code: (800) 895-4283

(Former name or former address, if changed since last report)

Item 12. Results of Operations and Financial Condition.

        On April 22, 2004, The First Marblehead Corporation announced its financial results for the fiscal quarter ended March 31, 2004. The full text of the press release issued in connection with the announcement is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

        The information in this Form 8-K, including Exhibit 99.1, shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934 (the "Exchange Act") or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as expressly set forth by specific reference in such a filing.

SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE FIRST MARBLEHEAD CORPORATION
Date: April 22, 2004	By:	/s/ DONALD R. PECK Donald R. Peck Executive Vice President, Chief Financial Officer and Treasurer

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press release dated April 22, 2004

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  Item 12. Results of Operations and Financial Condition.
SIGNATURE
EXHIBIT INDEX